Exhibit 4.18

SECOND AMENDMENT AGREEMENT IN RESPECT OF THE PROJECT

FACILITIES AGREEMENT

among

PACIFIC BORA LTD., PACIFIC MISTRAL LTD., PACIFIC SCIROCCO LTD. and

PACIFIC SANTA ANA S.À.R.L.

as the Borrowers

PACIFIC DRILLING LIMITED

as the Guarantor

PACIFIC INTERNATIONAL DRILLING WEST AFRICA LIMITED and PACIFIC

DRILLING (GIBRALTAR) LTD

DNB BANK ASA, CREDIT AGRICOLE CORPORATE & INVESTMENT BANK,

CITIBANK, N.A., DVB BANK SE, NORDIC BRANCH, DANSKE BANK,

NORWEGIAN BRANCH, NIBC BANK N.V., NORDEA BANK FINLAND PLC, NEW

YORK BRANCH and SKANDINAVISKA ENSKILDA BANKEN AB (PUBL.)

as the Mandated Lead Arrangers

THE COMMERCIAL FACILITY LENDERS LISTED IN SCHEDULE 1

as the Commercial Facility Lenders

THE NORWEGIAN GOVERNMENT, REPRESENTED BY THE MINISTRY OF

TRADE AND INDUSTRY

as the GIEK Facility Lender

THE EXPORT-IMPORT BANK OF KOREA

as the KEXIM Facility Lender

THE HEDGING PARTIES LISTED IN SCHEDULE 2

as the Hedging Parties

DNB BANK ASA

as the Commercial Facility Agent and GIEK Facility Agent

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK

as the KEXIM Facility Agent

DNB BANK ASA

as the Security Trustee, Intercreditor Agent and Accounts Bank

and

CITIBANK, N.A. (NEW YORK BRANCH)

as the Operating Accounts Bank and the TI Bond Facility Accounts Bank

THIS SECOND AMENDMENT AGREEMENT (this “Agreement”) is dated 28 December 2012 and made between:

(1)	PACIFIC BORA LTD., PACIFIC MISTRAL LTD., and PACIFIC SCIROCCO LTD. each a corporation organised and existing under the laws of Liberia, and PACIFIC SANTA ANA S.À.R.L., a private limited company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 37, rue d’Anvers, L-1130, Luxembourg, having a share capital of USD 20,002 and registered with the Luxembourg trade and companies register under number B 167.700 (as the “Borrowers”);

(2)	PACIFIC DRILLING LIMITED, a corporation organised and existing under the laws of Liberia (as the “Guarantor”);

(3)	PACIFIC INTERNATIONAL DRILLING WEST AFRICA LIMITED, a corporation organised and existing under the laws of Nigeria (“PIDWAL”);

(4)	PACIFIC DRILLING (GIBRALTAR) LTD, a company incorporated and existing under the laws of Gibraltar (“Pacific Gibco”);

(5)	DNB BANK ASA (formerly known as DnB NOR Bank ASA (New York Branch), CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, CITIBANK, N.A., DVB BANK SE, NORDIC BRANCH, DANSKE BANK, NORWEGIAN BRANCH, NIBC BANK N.V., NORDEA BANK FINLAND PLC, NEW YORK BRANCH and SKANDINAVISKA ENSKILDA BANKEN AB (PUBL.) (as the “Mandated Lead Arrangers”);

(6)	THE COMMERCIAL FACILITY LENDERS LISTED IN SCHEDULE 1 (as the “Commercial Facility Lenders”);

(7)	THE NORWEGIAN GOVERNMENT, REPRESENTED BY THE MINISTRY OF TRADE AND INDUSTRY (as the “GIEK Facility Lender”);

(8)	THE EXPORT-IMPORT BANK OF KOREA (as the “KEXIM Facility Lender”);

(9)	THE HEDGING PARTIES LISTED IN SCHEDULE 2 (as the “Hedging Parties”);

(10)	DNB BANK ASA (as the “Commercial Facility Agent”);

(11)	DNB BANK ASA (as the “GIEK Facility Agent”);

(12)	CREDIT AGRICOLE CORPORATE & INVESTMENT BANK (as the “KEXIM Facility Agent”);

(13)	DNB BANK ASA (on behalf of each of the Secured Parties) (as the “Security Trustee”);

(14)	DNB BANK ASA (as the “Intercreditor Agent”);

(15)	DNB BANK ASA (as the “Accounts Bank”);

(16)	CITIBANK, N.A. (NEW YORK BRANCH) (as the “Operating Accounts Bank”); and

(17)	CITIBANK, N.A. (NEW YORK BRANCH) (as the “TI Bond Facility Accounts Bank”);

(each a “Party” and together the “Parties”).

WHEREAS:

(A)	the Borrowers, the Guarantor, the Mandated Lead Arrangers, the Commercial Facility Lenders, the GIEK Facility Lender, the KEXIM Facility Lender, the Hedging Parties, the Commercial Facility Agent, the GIEK Facility Agent, the KEXIM Facility Agent, the Security Trustee, the Intercreditor Agent, the Accounts Bank, the Operating Accounts Bank and the TI Bond Facility Accounts Bank are all parties to a project facilities agreement dated 9 September 2010, as amended on 16 November 2010, as first amended and restated on 30 March 2011 and as further amended and restated on 30 March 2012 and 19 April 2012, and as otherwise amended and/or restated from time to time (the “Project Facilities Agreement”); and

(B)	the Parties have agreed to enter into this Agreement in order further to amend the Project Facilities Agreement in the manner set out below,

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged, the Parties agree as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

“Chargor” means each of Pacific Gibco and PIDWAL;

“Effective Date” means the date upon which the Intercreditor Agent (acting on the instructions of Facility Agents representing one hundred per cent. of the Lenders) notifies each Facility Agent and the Guarantor that it has received copies of each of the documents listed in Schedule 3 (Conditions precedent) in form and substance satisfactory to it, and that all of the other conditions precedent listed in Schedule 3 (Conditions precedent) have been satisfied or waived; and

“PIDWAL Share Pledge” means the agreement entitled “Charge Over Shares” dated 30 August 2012 and entered into between PIDWAL as Chargor and DNB Bank ASA as Security Trustee in respect of PIDWAL’s shares in Pacific Scirocco Ltd.

1.2	Construction

(a)	Except as otherwise expressly provided in this Agreement, capitalised terms used in this Agreement shall have the meanings given to them in the Project Facilities Agreement, as the Project Facilities Agreement shall be further amended in accordance with this Agreement. To the extent such terms are defined by reference to any other Transaction Document, for the purposes of this Agreement, such terms shall continue to have their original definitions (but shall be subject to and interpreted in accordance with the governing law of this Agreement) notwithstanding any termination, expiration or amendment of any such Transaction Document, except to the extent the Parties agree to the contrary.

(b)	Clause 1.2 (Interpretation) of the Project Facilities Agreement will be deemed to be set out in full in this Agreement, save that references therein to “this Agreement” shall be construed as references to this Agreement.

(c)	With effect from (and including) the Effective Date and unless the context otherwise requires, references in the Project Facilities Agreement to “this Agreement” shall be references to the Project Facilities Agreement as amended by this Agreement and words such as “herein”, “hereof, “hereunder”, “hereafter”, “hereby” and “hereto”, where they appear in the Project Facilities Agreement shall be construed accordingly.

1.3	Deed

The Parties intend that this Agreement shall take effect as a deed, notwithstanding that a party to it may only execute it under hand.

2.	AMENDMENT OF THE PROJECT FACILITIES AGREEMENT

2.1	Amendments

With effect from (and including) the Effective Date:

(a)	the Project Facilities Agreement shall be amended as follows:

(i)	clause 7.1 (Selection of Interest Periods) of the Project Facilities Agreement shall be amended such that the words “or six” shall be deleted from each of sub-clauses (d) and (f);

(ii)	clause 7.1 (Selection of Interest Periods) of the Project Facilities Agreement shall be amended such that the words “or six months” shall be deleted from sub-clause (e);

(iii)	the definition of “Monthly Principal Factor” in schedule 1 (Definitions) to the Project Facilities Agreement shall be amended such that each occurrence of the word “six” shall be deleted and replaced with the word “three”; and

(iv)	the definition of “Repayment Date” in schedule 1 (Definitions) to the Project Facilities Agreement shall be amended such that each occurrence of the word “six” shall be deleted and replaced with the word “three”; and

(b)	the Repayment Schedules set out in Schedule 4 (Repayment Schedules) shall be the applicable Repayment Schedules in respect of each Tranche.

2.2	Continuing effect

Except as varied by the terms of this Agreement, the Project Facilities Agreement will remain in full force and effect and, with effect from (and including) the Effective Date, any reference in the Project Facilities Agreement or any other Finance Document to the Project Facilities Agreement or to any provision of the Project Facilities Agreement will be construed as a reference to the Project Facilities Agreement or that provision (as the case may be), as amended by this Agreement.

2.3	Further assurance

Each Obligor shall, at the request of the Intercreditor Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

2.4	Finance Documents

The Parties agree that this Agreement is designated as a Finance Document.

3.	GUARANTOR AND SECURITY CONFIRMATION

3.1	Guarantee confirmation

The Guarantor confirms that, with effect from (and including) the Effective Date, the guarantees and indemnities set out in clause 15 (Guarantee) of the Project Facilities Agreement, as amended by this Agreement, shall:

(a)	continue to apply in respect of the obligations of each Borrower under the Finance Documents; and

(b)	extend to all new obligations of any Borrower under the Finance Documents arising from the amendments effected by this Agreement.

3.2	Guarantor waiver of defences

The Guarantor hereby waives any defences or counterclaims it may have to its obligations under clause 15 (Guarantees) of the Project Facilities Agreement, as amended by this Agreement, as a result of the transactions contemplated by this Agreement.

3.3	Security confirmation

Each Obligor and each Chargor confirms that, with effect from (and including) the Effective Date, the liabilities and obligations arising in respect of the Senior Debt, howsoever arising, owed by the Obligors under the Project Facilities Agreement, as amended by this Agreement, or owed under any other Finance Document shall form part of (but do not limit) the Senior Debt Obligations.

3.4	No novation

Each of the Parties confirms that the amendment of the Project Facilities Agreement pursuant to this Agreement shall not constitute a novation of the Project Facilities Agreement.

4.	REPRESENTATIONS AND WARRANTIES

4.1	Obligor representations and warranties

Each Obligor makes each of the Repeating Representations relating to it for the benefit of the Secured Parties as of the date of this Agreement, and such representations and warranties shall be deemed to be repeated on the Effective Date by reference to the facts and circumstances existing on that date.

4.2	PIDWAL representations and warranties

(a) PIDWAL makes each of the representations and warranties set out in clause 6 (Representations and warranties) of the PIDWAL Share Pledge for the benefit of the Secured Parties as of the date of this Agreement, and such representations and warranties shall be deemed to be repeated on the Effective Date by reference to the facts and circumstances existing on that date.

(b) For the purposes of this Clause 4.2 (PIDWAL representations and warranties), references to “this Charge” in clauses 6.2 (Organisation), 6.3 (Legality, validity and enforceability), 6.6 (Consent), 6.7 (No conflict), 6.8 (No proceedings), 6.9 (Immunity) and 6.11 (Governing law and enforcement) of the PIDWAL Share Pledge also shall be deemed to refer to this Agreement.

4.3	Pacific Gibco representations and warranties

(a)	Pacific Gibco makes each of the representations and warranties set out in clause 6 (Representations and warranties) of the Pacific Gibco Share Pledge for the benefit of the Secured Parties as of the date of this Agreement, and such representations and warranties shall be deemed to be repeated on the Effective Date by reference to the facts and circumstances existing on that date.

(b)	For the purposes of this Clause 4.3 (Pacific Gibco representations and warranties), references to “this Charge” in clauses 6.2 (Organisation), 6.3 (Legality, validity and enforceability), 6.6 (Consent), 6.7 (No conflict), 6.8 (No proceedings), 6.9 (Immunity) and 6.11 (Governing law and enforcement) of the Pacific Gibco Share Pledge also shall be deemed to refer to this Agreement.

5.	MISCELLANEOUS

5.1	Counterparts

This Agreement may be executed in one or more counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

5.2	Incorporation of terms

Each Party agrees that the provisions of clauses 1.3 (Third party rights), 36.2 (Jurisdiction), 36.3 (Service of process), 37.1 (Notices), 37.4 (Amendments), 37.6 (Delay and waiver), 37.7 (Entire agreement), 37.8 (Successors and assigns), 37.9 (Severability), 37.10 (Reinstatement), 37.12 (Termination), 37.13 (No partnership), 37.14 (No reliance), 37.15 (English language) and 37.16 (Waiver of Immunity) of the Project Facilities Agreement are incorporated into this Agreement as if such provisions were set out, mutatis mutandis, in this Agreement.

6.	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

IN WITNESS whereof this Agreement has been duly executed as a deed on the date first above written.

SCHEDULE 1

COMMERCIAL FACILITY LENDERS

ABN AMRO Bank N.V., Oslo Branch

Citibank, N.A.

Crédit Agricole Corporate & Investment Bank

DNB Bank ASA

DVB Bank SE, Nordic Branch

Danske Bank, Norwegian Branch

NIBC Bank N.V.

Nordea Bank Finland Plc, New York Branch

Skandinaviska Enskilda Banken AB (publ.)

Standard Chartered Bank

SCHEDULE 2

HEDGING PARTIES

Citibank, N.A.

Danske Bank A/S

DNB Bank ASA

NIBC Bank N.V.

Skandinaviska Enskilda Banken AB (publ.)

Credit Agricole Corporate & Investment Bank

SCHEDULE 3

CONDITIONS PRECEDENT

1.	FINANCE DOCUMENTS

There shall have been delivered to the Intercreditor Agent by or on behalf of the Obligors and the Chargors, an executed original of this Agreement.

2.	CORPORATE AUTHORITY OF OBLIGORS

(a)	Each Obligor and each Chargor shall have delivered to the Intercreditor Agent, a copy of one or more resolutions or other authorisations of such Obligor or Chargor (as applicable), certified by an Authorised Representative of such Obligor or Chargor (as applicable) as being in full force and effect on the date of this Agreement authorising:

(i)	the execution and delivery and performance of this Agreement; and

(ii)	a specified Person or Persons (including any applicable attorney) to execute and deliver the agreements described in paragraph 2(a)(i) above to which it is a party.

(b)	Each Obligor and each Chargor shall have delivered to the Intercreditor Agent a specimen of the signature of each Person authorised by the resolution referred to in paragraph 2(a) above and any other relevant authorisations including any applicable powers of attorney.

(c)	Each Obligor and each Chargor shall have delivered to the Intercreditor Agent a certificate of good standing or an equivalent document, to the extent such document is available in the relevant jurisdiction.

3.	OPINIONS

The Intercreditor Agent shall have received electronic copies of each of the following opinions in form and substance satisfactory to it:

(a)	an English law legal opinion of Latham & Watkins (London) LLP in respect of the enforceability under English law of this Agreement;

(b)	a Liberian law legal opinion of Blank Rome LLP in respect of the capacity of each Obligor incorporated under the laws of Liberia to enter into this Agreement;

(c)	a Luxembourg law legal opinion of Allen & Overy Luxembourg in respect of the capacity of Pacific Santa Ana S.à r.l. to enter into this Agreement;

(d)	a Gibraltar law legal opinion of Hassans in respect of the capacity of Pacific Gibco to enter into this Agreement; and

(e)	a Nigerian law legal opinion of Aluko & Oyebode in respect of the capacity of PIDWAL to enter into this Agreement.

4.	FEES, COSTS AND EXPENSES

(a)	The Guarantor shall have provided evidence to the Intercreditor Agent that all fees, costs and expenses then due from any Obligor to any Secured Party pursuant to the Finance Documents have been paid in full.

(b)	The Intercreditor Agent shall have confirmed that it has received payment from the Guarantor of a fee equal to US$ 728,125 (being an amount equal to 0.05% of the Total Commitments under the Project Facilities Agreement), which fee will be payable by the Guarantor to the Intercreditor Agent for the benefit of each Lender that is party to the Project Facilities Agreement as at the date of this Agreement, in an amount pro rata to each such Lender’s Commitment on such date.

5.	EVENTS OF DEFAULT

No Event of Default or Potential Event of Default shall have occurred and be continuing.

SCHEDULE 4

REPAYMENT SCHEDULES

DETAILS
Notional Schedule		A		B		B-A
Period Start	Period End	Old Amort.		New Amort.		Repmt Variance
~~30-Apr-11~~	~~31-Jul-11~~	~~$~~	~~425,000,000~~	~~$~~	~~425,000,000~~
~~31-Jul-11~~	~~31-Oct-11~~	~~$~~	~~425,000,000~~	~~$~~	~~425,000,000~~
~~31-Oct-11~~	~~31-Jan-12~~	~~$~~	~~400,000,000~~	~~$~~	~~400,000,000~~
~~31-Jan-12~~	~~30-Apr-12~~	~~$~~	~~400,000,000~~	~~$~~	~~400,000,000~~
~~30-Apr-12~~	~~31-Jul-12~~	~~$~~	~~375,000,000~~	~~$~~	~~375,000,000~~
~~31-Jul-12~~	~~31-Oct-12~~	~~$~~	~~375,000,000~~	~~$~~	~~375,000,000~~
31-Oct-12	31-Jan-13		$350,000,000		$350,000,000	—
31-Jan-13	30-Apr-13		$350,000,000		$337,500,000	(12,500,000)
30-Apr-13	31-Jul-13		$325,000,000		$325,000,000	—
31-Jul-13	31-Oct-13		$325,000,000		$312,500,000	(12,500,000)
31-Oct-13	31-Jan-14		$300,000,000		$300,000,000	—
31-Jan-14	30-Apr-14		$300,000,000		$287,500,000	(12,500,000)
30-Apr-14	31-Jul-14		$275,000,000		$275,000,000	—
31-Jul-14	31-Oct-14		$275,000,000		$262,500,000	(12,500,000)
31-Oct-14	31-Jan-15		$250,000,000		$250,000,000	—
31-Jan-15	30-Apr-15		$250,000,000		$237,500,000	(12,500,000)
30-Apr-15	31-Jul-15		$225,000,000		$225,000,000	—
31-Jul-15	31-Oct-15		$225,000,000		$212,500,000	(12,500,000)
31-Oct-15	31-Oct-15		$200,000,000		$200,000,000	—

Balloon			$200,000,000		200,000,000

DETAILS
Notional Schedule		A		B		B-A
Period Start	Period End	Old Amort.		New Amort.		Repmt Variance
~~28-Apr-11~~	~~29-Jul-11~~	~~$~~	~~106,000,000~~	~~$~~	~~106,000,000~~
~~29-Jul-11~~	~~31-Oct-11~~	~~$~~	~~106,000,000~~	~~$~~	~~106,000,000~~
~~31-Oct-11~~	~~31-Jan-12~~	~~$~~	~~450,000,000~~	~~$~~	~~450,000,000~~
~~31-Jan-12~~	~~30-Apr-12~~	~~$~~	~~450,000,000~~	~~$~~	~~450,000,000~~
~~30-Apr-12~~	~~31-Jul-12~~	~~$~~	~~418,750,000~~	~~$~~	~~418,750,000~~
~~31-Jul-12~~	~~31-Oct-12~~	~~$~~	~~418,750,000~~	~~$~~	~~418,750,000~~
31-Oct-12	31-Jan-13		$387,500,000		$387,500,000	—
31-Jan-13	30-Apr-13		$387,500,000		$371,875,000	(15,625,000)
30-Apr-13	31-Jul-13		$356,250,000		$356,250,000	—
31-Jul-13	31-Oct-13		$356,250,000		$340,625,000	(15,625,000)
31-Oct-13	29-Jan-14		$325,000,000		$325,000,000	—
29-Jan-14	30-Apr-14		$325,000,000		$309,375,000	(15,625,000)
30-Apr-14	31-Jul-14		$293,750,000		$293,750,000	—
31-Jul-14	31-Oct-14		$293,750,000		$278,125,000	(15,625,000)
31-Oct-14	30-Jan-15		$262,500,000		$262,500,000	—
30-Jan-15	30-Apr-15		$262,500,000		$246,875,000	(15,625,000)
30-Apr-15	31-Jul-15		$231,250,000		$231,250,000	—
31-Jul-15	31-Oct-15		$231,250,000		$215,625,000	(15,625,000)
31-Oct-15	31-Oct-15		$200,000,000		$200,000,000	—

Balloon			$200,000,000		200,000,000

DETAILS
Notional Schedule		A		B		B-A
Period Start	Period End	Old Amort.		New Amort.		Repmt Variance
~~31-May-11~~	~~31-Aug-11~~	~~$~~	~~200,000,000~~	~~$~~	~~200,000,000~~
~~29-Jul-11~~	~~31-Oct-11~~	~~$~~	~~375,000,000~~	~~$~~	~~375,000,000~~
~~31-Oct-11~~	~~31-Jan-12~~	~~$~~	~~375,000,000~~	~~$~~	~~375,000,000~~
~~31-Jan-12~~	~~30-Apr-12~~	~~$~~	~~375,000,000~~	~~$~~	~~375,000,000~~
~~30-Apr-12~~	~~31-Jul-12~~	~~$~~	~~353,125,000~~	~~$~~	~~353,125,000~~
~~31-Jul-12~~	~~31-Oct-12~~	~~$~~	~~353,125,000~~	~~$~~	~~353,125,000~~
31-Oct-12	31-Jan-13		$331,250,000		$331,250,000	—
31-Jan-13	30-Apr-13		$331,250,000		$320,312,500	(10,937,500)
30-Apr-13	31-Jul-13		$309,375,000		$309,375,000	—
31-Jul-13	31-Oct-13		$309,375,000		$298,437,500	(10,937,500)
31-Oct-13	29-Jan-14		$287,500,000		$287,500,000	—
29-Jan-14	30-Apr-14		$287,500,000		$276,562,500	(10,937,500)
30-Apr-14	31-Jul-14		$265,625,000		$265,625,000	—
31-Jul-14	31-Oct-14		$265,625,000		$254,687,500	(10,937,500)
31-Oct-14	30-Jan-15		$243,750,000		$243,750,000	—
30-Jan-15	30-Apr-15		$243,750,000		$232,812,500	(10,937,500)
30-Apr-15	31-Jul-15		$221,875,000		$221,875,000	—
31-Jul-15	31-Oct-15		$221,875,000		$210,937,500	(10,937,500)
31-Oct-15	31-Oct-15		$200,000,000		$200,000,000	—

Balloon			$200,000,000		200,000,000

DETAILS
Notional Schedule		A		B		B-A
Period Start	Period End	Old Amort.		New Amort.		Repmt Variance
~~31-May-11~~	~~31-Aug-11~~	~~$~~	~~200,000,000~~	~~$~~	~~200,000,000~~
~~31-Aug-11~~	~~31-Oct-11~~	~~$~~	~~450,000,000~~	~~$~~	~~450,000,000~~
~~31-Oct-11~~	~~31-Jan-12~~	~~$~~	~~450,000,000~~	~~$~~	~~450,000,000~~
~~31-Jan-12~~	~~30-Apr-12~~	~~$~~	~~450,000,000~~	~~$~~	~~450,000,000~~
~~30-Apr-12~~	~~31-Jul-12~~	~~$~~	~~418,750,000~~	~~$~~	~~418,750,000~~
~~31-Jul-12~~	~~31-Oct-12~~	~~$~~	~~418,750,000~~	~~$~~	~~418,750,000~~
31-Oct-12	31-Jan-13		$387,500,000		$387,500,000	—
31-Jan-13	30-Apr-13		$387,500,000		$371,875,000	(15,625,000)
30-Apr-13	31-Jul-13		$356,250,000		$356,250,000	—
31-Jul-13	31-Oct-13		$356,250,000		$340,625,000	(15,625,000)
31-Oct-13	29-Jan-14		$325,000,000		$325,000,000	—
29-Jan-14	30-Apr-14		$325,000,000		$309,375,000	(15,625,000)
30-Apr-14	31-Jul-14		$293,750,000		$293,750,000	—
31-Jul-14	31-Oct-14		$293,750,000		$278,125,000	(15,625,000)
31-Oct-14	30-Jan-15		$262,500,000		$262,500,000	—
30-Jan-15	30-Apr-15		$262,500,000		$246,875,000	(15,625,000)
30-Apr-15	31-Jul-15		$231,250,000		$231,250,000	—
31-Jul-15	31-Oct-15		$231,250,000		$215,625,000	(15,625,000)
31-Oct-15	31-Oct-15		$200,000,000		$200,000,000	—

Balloon			$200,000,000		200,000,000

DETAILS	TOTAL
Notional Schedule		A	B	B-A
Period Start	Period End	Old Amort.	New Amort.	Repmt Variance
		~~931,000,000~~	~~931,000,000~~
~~29-Jul-11~~	~~31-Oct-11~~	~~1,356,000,000~~	~~1,356,000,000~~
~~31-Oct-11~~	~~31-Jan-12~~	~~1,675,000,000~~	~~1,675,000,000~~
~~31-Jan-12~~	~~30-Apr-12~~	~~1,675,000,000~~	~~1,675,000,000~~
~~30-Apr-12~~	~~31-Jul-12~~	~~1,565,625,000~~	~~1,565,625,000~~
~~31-Jul-12~~	~~31-Oct-12~~	~~1,565,625,000~~	~~1,565,625,000~~
31-Oct-12	31-Jan-13	1,456,250,000	1,456,250,000	—
31-Jan-13	30-Apr-13	1,456,250,000	1,401,562,500	(54,687,500)
30-Apr-13	31-Jul-13	1,346,875,000	1,346,875,000	—
31-Jul-13	31-Oct-13	1,346,875,000	1,292,187,500	(54,687,500)
31-Oct-13	29-Jan-14	1,237,500,000	1,237,500,000	—
29-Jan-14	30-Apr-14	1,237,500,000	1,182,812,500	(54,687,500)
30-Apr-14	31-Jul-14	1,128,125,000	1,128,125,000	—
31-Jul-14	31-Oct-14	1,128,125,000	1,073,437,500	(54,687,500)
31-Oct-14	30-Jan-15	1,018,750,000	1,018,750,000	—
30-Jan-15	30-Apr-15	1,018,750,000	964,062,500	(54,687,500)
30-Apr-15	31-Jul-15	909,375,000	909,375,000	—
31-Jul-15	31-Oct-15	909,375,000	854,687,500	(54,687,500)
31-Oct-15	31-Oct-15	800,000,000	800,000,000	—

Balloon		$800,000,000	800,000,000

SIGNATORIES

BORROWERS

EXECUTED as a deed by PACIFIC BORA LTD. as Borrower

acting by: Christian J. Beckett
its authorised signatory

/s/ Christian J. Beckett
Authorised Signatory

In the presence of: Witness

Name:	Andrew Louis

Address:	3050 Post Oak Blvd, Ste 1500
Houston, TX 77056

Occupation:	Attorney

EXECUTED as a deed by PACIFIC MISTRAL LTD. as Borrower

acting by: Christian J. Beckett
its authorised signatory

/s/ Christian J. Beckett
Authorised Signatory

In the presence of: Witness

Name:	Andrew Louis

Address:	3050 Post Oak Blvd, Ste 1500
Houston, TX 77056

Occupation:	Attorney

EXECUTED as a deed by PACIFIC SCIROCCO LTD. as Borrower

acting by: Christian J. Beckett
its authorised signatory

/s/ Christian J. Beckett
Authorised Signatory

In the presence of: Witness

Name:	Andrew Louis

Address:	3050 Post Oak Blvd, Ste 1500
Houston, TX 77056

Occupation:	Attorney

EXECUTED as a deed by PACIFIC SANTA ANA S.À.R.L. as Borrower acting by: Fred Vleghert
its authorised signatory

/s/ Fred Vleghert
Authorised Signatory

In the presence of: Witness

Name:	Wayne Vermeulen

Address:	Eleganza Estate Lagos

Occupation:	Controller

GUARANTOR

EXECUTED as a deed by PACIFIC DRILLING LIMITED as Guarantor

acting by: Christian J. Beckett
its authorised signatory

/s/ Christian J. Beckett
Authorised Signatory

In the presence of: Witness

Name:	Andrew Louis

Address:	3050 Post Oak Blvd, Ste 1500 Houston, TX 77056

Occupation:	Attorney

EXECUTED as a deed by affixing

THE COMMON SEAL of the within-named

PACIFIC INTERNATIONAL DRILLING WEST AFRICA LIMITED

in the presence of:

/s/ Fred Vleghert	ADCAX NOMINEES LIMITED
DIRECTOR	DIRECTOR/SECRETARY

EXECUTED as a deed by PACIFIC DRILLING (GIBRALTAR) LTD

acting by: Christian J. Beckett
its authorised signatory

/s/ Christian J. Beckett
Authorised Signatory

In the presence of:
Witness
Name:	Andrew Louis

Address:	3050 Post Oak Blvd, Ste 1500
Houston, TX 77056

Occupation:	Attorney

MANDATED LEAD ARRANGERS

EXECUTED as a deed by DNB BANK ASA
as Mandated Lead Arranger acting by: Florianne Robin
its authorised signatory

/s/ Florianne Robin
Authorised Signatory

In the presence of:
Witness
Name:	Magnus Midigard

Address:	DND BANK ASA
200 Park Avenue, 31st Floor
New York, N.Y. 10166
U.S.A.

Occupation:	Legal advisor

EXECUTED as a deed by CREDIT AGRICOLE CORPORATE & INVESTMENT BANK as Mandated Lead Arranger acting by: Yannick Le Gourieres
its authorised signatory

/s/ Yannick Le Gourieres
Authorised Signatory

In the presence of:
Witness
Name:	Sarah Stock

Address:	99 Bishopsgate
London, EC2M 3XF

Occupation:	Paralegal

EXECUTED as a deed by CITIBANK, N.A. as Mandated Lead Arranger acting by: Robert Malleck
its authorised signatory

/s/ Robert Malleck

Authorised Signatory

In the presence of: Witness
Name:	Adrieme Tauboza

Address:	388 Greenwich St, FL34
New York, NY 10013

Occupation:	Executive Assistant

EXECUTED as a deed by DVB BANK SE, NORDIC BRANCH as Mandated Lead Arranger acting by: Christian Ravna
its authorised signatory

/s/ Christian Ravna
Authorised Signatory

In the presence of: Witness
Name:	Espen Nilsen

Address:	BYGDOY ALLE 117 B
0273 Oslo

Occupation:	Banker

EXECUTED as a deed by
DANSKE BANK, NORWEGIAN BRANCH as Mandated Lead Arranger

acting by: Einar Stavrum its authorised signatory

/s/ Einar Stavrum
Authorised Signatory

In the presence of:

Witness

Name:	Kristian Andersen

Address:	Danske Bank
Oslo Norway

Occupation:	Analyst

EXECUTED as a deed by
NIBC BANK N.V. as Mandated Lead Arranger

acting by: Saskia Hovers its authorised signatory

/s/ Saskia Hovers
Authorised Signatory

In the presence of:

Witness

Name:	Krista van der

Address:	Carnegieplein 4
Den Haag

Occupation:	Analyst

EXECUTED as a deed by
NORDEA BANK FINLAND PLC, NEW YORK BRANCH as Mandated Lead Arranger

acting by: Martin Lunder its authorised signatory

/s/ Martin Lunder
Authorised Signatory

In the presence of:

Witness

Name:	Henning Lyche Christiansen

Address:	437 Madison Avenue,
New York

Occupation:	First Vice President

EXECUTED as a deed by
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL.) as Mandated Lead Arranger

acting by: Per Olav Bucher-Johannessen its authorised signatory

/s/ Per Olav Bucher-Johannessen
Authorised Signatory

In the presence of:

Witness

Name:	Anne Geelmuyden

Address:	Fritzners Gt 17 0264
Olso, Norway

Occupation:	Account Manager

COMMERCIAL FACILITY LENDERS

EXECUTED as a deed by
DNB BANK ASA as Commercial Facility Lender

acting by: Florianne Robin its authorised signatory

/s/ Florianne Robin
Authorised Signatory

In the presence of:

Witness

Name:	Magnus Midigard

Address:	DND BANK ASA
200 Park Avenue, 31st Floor
New York, N.Y. 10166
U.S.A.

Occupation:	Legal advisor

EXECUTED as a deed by
CREDIT AGRICOLE CORPORATE & INVESTMENT BANK as Commercial Facility Lender

acting by: Yannick Le Gourieres
its authorised signatory

/s/ Yannick Le Gourieres
Authorised Signatory

In the presence of:
Witness

Name:	Sarah Stock

Address:	99 Bishopsgate
London, EC2M 3XF

Occupation:	Paralegal

EXECUTED as a deed by
ABN AMRO BANK N.V., OSLO BRANCH as Commercial Facility Lender

acting by: Bjorn P. Flaate
its authorised signatory

/s/ Bjorn P. Flaate
Authorised Signatory

In the presence of:
Witness
Name:	Ole Sylvester Jensen

Address:	Olav VC Gate 5
0161 Oslo, Norway

Occupation:	Bank/Finance

EXECUTED as a deed by
CITIBANK, N.A. as Commercial Facility Lender
acting by: Robert Malleck
its authorised signatory

/s/ Robert Malleck
Authorised Signatory

In the presence of:
Witness

Name:	Adrieme Tauboza

Address:	388 Greenwich St, FL34
New York, NY 10013

Occupation:	Executive Assistant

EXECUTED as a deed by
DVB BANK SE, NORDIC BRANCH as Commercial Facility Lender
acting by: Christian Ravna
its authorised signatory

/s/ Christian Ravna
Authorised Signatory

In the presence of:
Witness

Name:	Espen Nilsen

Address:	BYGDOY ALLE 117 B
0273 Oslo

Occupation:	Banker

EXECUTED as a deed by
DANSKE BANK, NORWEGIAN BRANCH as Commercial Facility Lender

acting by: Einar Stavrum
its authorised signatory

/s/ Einar Stavrum
Authorised Signatory

In the presence of:
Witness

Name:	Kristian Andersen

Address:	Danske Bank
Oslo Norway

Occupation:	Analyst

EXECUTED as a deed by
NIBC BANK N.V. as Commercial Facility Lender

acting by: Saskia Hovers
its authorised signatory

/s/ Saskia Hovers
Authorised Signatory

In the presence of:
Witness

Name:	Krista van der

Address:	Carnegieplein 4
Den Haag

Occupation:	Analyst

EXECUTED as a deed by
NORDEA BANK FINLAND PLC, NEW YORK BRANCH as Commercial Facility Lender
acting by: Martin Lunder
its authorised signatory

/s/ Martin Lunder
Authorised Signatory

In the presence of:
Witness

Name:	Henning Lyche Christiansen

Address:	437 Madison Avenue,
New York

Occupation:	First Vice President

EXECUTED as a deed by
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL.) as Commercial Facility Lender

acting by: Per Olav Bucher-Johannessen
its authorised signatory

/s/ Per Olav Bucher-Johannessen
Authorised Signatory

In the presence of:
Witness

Name:	Anne Geelmuyden

Address:	Fritzners Gt 17 0264
Olso, Norway

Occupation:	Account Manager

EXECUTED as a deed by
STANDARD CHARTERED BANK as Commercial Facility Lender

acting by: Wong Moy Hiang
its authorised signatory

/s/ Wong Moy Hiang
Authorised Signatory

In the presence of:
Witness

Name:	Juan Carlos Gomez

Address:	3 Riverway, Suite 1330
Houston, Texas 77056

Occupation:	Associate Director

GIEK FACILITY LENDER

EXECUTED as a deed by
THE NORWEGIAN GOVERNMENT, REPRESENTED BY THE MINISTRY OF TRADE AND INDUSTRY, REPRESENTED BY EKSPORTKREDITT NORGE AS as GIEK Facility Lender

acting by: Tobias Huinden
its authorised signatory

/s/ Tobias Huinden
Authorised Signatory

In the presence of:
Witness

Name:	Tom Stonjum

Address:	Hieronimus Heyerdahls Gate 1
P.O. Box 1315 Vika, 0112
Oslo, Nowary

Occupation:	Attorney at Law

KEXIM FACILITY LENDER
EXECUTED as a deed by
THE EXPORT-IMPORT BANK OF KOREA as KEXIM Facility Lender

acting by: Seo, Dong Wook
its authorised signatory

/s/ Seo, Dong Wook
Authorised Signatory

In the presence of:
Witness

Name:	Kong, Hyung Mi

Address:	38 Euntiarig-ro
Seoul, Korea

Occupation:	Loan Officer

COMMERCIAL FACILITY AGENT
EXECUTED as a deed by
DNB BANK ASA as Commercial Facility Agent

acting by: Florianne Robin
its authorised signatory

/s/ Florianne Robin
Authorised Signatory

In the presence of:
Witness

Name:	Magnus Midigard

Address:	DND BANK ASA
200 Park Avenue, 31st Floor
New York, N.Y. 10166
U.S.A.

Occupation:	Legal advisor

GIEK FACILITY AGENT

EXECUTED as a deed by
DNB BANK ASA as GIEK Facility Agent

acting by: Florianne Robin
its authorised signatory

/s/ Florianne Robin
Authorised Signatory

In the presence of:

Witness

Name:	Magnus Midigard

Address:	DND BANK ASA
200 Park Avenue, 31st Floor
New York, N.Y. 10166
U.S.A.

Occupation:	Legal advisor

KEXIM FACILITY AGENT

EXECUTED as a deed by
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK as KEXIM Facility Agent

acting by: Yannick Le Gourieres
its authorised signatory

/s/ Yannick Le Gourieres
Authorised Signatory

In the presence of:
Witness

Name:	Sarah Stock

Address:	99 Bishopsgate
London, EC2M 3XF

Occupation:	Paralegal

INTERCREDITOR AGENT

EXECUTED as a deed by
DNB BANK ASA as Intercreditor Agent

acting by: Florianne Robin
its authorised signatory

/s/ Florianne Robin
Authorised Signatory

In the presence of:
Witness

Name:	Magnus Midigard

Address:	DND BANK ASA
200 Park Avenue, 31st Floor
New York, N.Y. 10166
U.S.A.

Occupation:	Legal advisor

SECURITY TRUSTEE

EXECUTED as a deed by

DNB BANK ASA as Security Trustee

acting by: Florianne Robin
its authorised signatory

/s/ Florianne Robin
Authorised Signatory

In the presence of:
Witness
Name:	Magnus Midigard

Address:	DND BANK ASA
200 Park Avenue, 31st Floor
New York, N.Y. 10166
U.S.A.

Occupation:	Legal advisor

ACCOUNTS BANK

EXECUTED as a deed by
DNB BANK ASA as Accounts Bank

acting by: Florianne Robin
its authorised signatory

/s/ Florianne Robin
Authorised Signatory

In the presence of:
Witness
Name:	Magnus Midigard

Address:	DND BANK ASA
200 Park Avenue, 31st Floor
New York, N.Y. 10166
U.S.A.

Occupation:	Legal advisor

OPERATING ACCOUNTS BANK

EXECUTED as a deed by
CITIBANK, N.A. (NEW YORK BRANCH) as Operating Accounts Bank

acting by: Robert Malleck
its authorised signatory

/s/ Robert Malleck
Authorised Signatory

In the presence of: Witness
Name:	Adrieme Tauboza

Address:	388 Greenwich St, FL34
New York, NY 10013

Occupation:	Executive Assistant

TI BOND FACILITY ACCOUNTS BANK

EXECUTED as a deed by CITIBANK, N.A. (NEW YORK BRANCH) as TI Bond Facility Accounts Bank

acting by: Robert Malleck
its authorised signatory

/s/ Robert Malleck
Authorised Signatory

In the presence of:

Witness

Name:	Adrieme Tauboza

Address:	388 Greenwich St, FL34
New York, NY 10013

Occupation:	Executive Assistant

HEDGING PARTIES

EXECUTED as a deed by

CREDIT AGRICOLE CORPRATE & INVESTMENT BANK

as Hedging Party

acting by: Yannick Le Gourieres
its authorised signatory

/s/ Yannick Le Gourieres
Authorised Signatory

In the presence of:
Witness

Name:	Sarah Stock

Address:	99 Bishopsgate
London, EC2M 3XF

Occupation:	Paralegal

EXECUTED as a deed by
CITIBANK, N.A. (NEW YORK BRANCH) as Hedging Party

acting by: Robert Malleck
its authorised signatory

/s/ Robert Malleck
Authorised Signatory

In the presence of:

Witness

Name:	Adrieme Tauboza

Address:	388 Greenwich St, FL34
New York, NY 10013

Occupation:	Executive Assistant

EXECUTED as a deed by
DANSKE BANK A/S as Hedging Party

acting by: Lars Brynildsrud its authorised signatory

/s/ Lars Brynildsrud
Authorised Signatory

In the presence of:

Witness

Name:	Kristian Andersen

Address:	Danske Bank
Oslo Norway

Occupation:	Analyst

EXECUTED as a deed by
DNB BANK ASA as Hedging Party

acting by: Florianne Robin its authorised signatory

/s/ Florianne Robin
Authorised Signatory

In the presence of:

Witness

Name:	Magnus Midigard

Address:	DND BANK ASA
200 Park Avenue, 31st Floor
New York, N.Y. 10166
U.S.A.

Occupation:	Legal advisor

EXECUTED as a deed by
NIBC Bank N.V. as Hedging Party

acting by: Saskia Hovers its authorised signatory

/s/ Saskia Hovers
Authorised Signatory

In the presence of:

Witness

Name:	Krista van der

Address:	Carnegieplein 4
Den Haag

Occupation:	Analyst

EXECUTED as a deed by
SKANDINAVISA ENSKILDA BANKEN AB (PUBL.) as Hedging Party

acting by: Per Olav Bucher-Johannessen its authorised signatory

/s/ Per Olav Bucher-Johannessen
Authorised Signatory

In the presence of:

Witness

Name:	Anne Geelmuyden

Address:	Fritzners Gt 17 0264
Olso, Norway

Occupation:	Account Manager